UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

TIMBER PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒No fee required

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TIMBER PHARMACEUTICALS, INC. 2022 Annual Meeting Vote by June 2, 2022 11:59 PM ET TIMBER PHARMACEUTICALS, INC. 110 ALLEN ROAD SUITE 401 BASKING RIDGE, NJ 07920 D82111-P69367 You invested in TIMBER PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 3, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2022 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/TMBR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D82112-P69367 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect five directors to the Board to hold office for the following year until their successors are elected. Nominees: 01) John Koconis04) David Cohen 02) Gianluca Pirozzi05) Lubor Gaal 03) Edward J. Sitar For 2. To approve an amendment to the Charter, at the discretion of the Board, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-five (1:5) to one-for-fifteen (1:15), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the Board. For 3. To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the proxy statement. For 4. To vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation (every year, every two years or every three years). 3 Years 5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for Company’s fiscal year ending December 31, 2022. For NOTE: To transact any other business that may properly come before the meeting or any adjournment thereof.